Exhibit 10.1

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of February 4, 2022 (this “Amendment”), is entered into by and among GTY Technology Holdings Inc., a Massachusetts corporation (the “Borrower”), and the lenders party hereto (the “Required Lenders”).

W I T N E S E T H:

WHEREAS, the Borrower, certain of its subsidiaries party thereto as Guarantors, the Required Lenders and Acquiom Agency Services LLC, as agent for the Lenders (in such capacity, the “Agent”) are parties to that certain Loan and Security Agreement, dated as of November 13, 2020 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”).

WHEREAS, the Borrower intends to enter into that certain At the Market Issuance Sales Agreement, dated on or around the date hereof (the “Sales Agreement”), with B. Riley Securities, Inc. and Needham & Company, LLC (collectively, the “Brokers”), whereby the Borrower will issue and sell shares of its common stock through the Brokers.

WHEREAS, the Borrower has requested that the Required Lenders agree to certain amendments to the Loan Agreement so as to permit the Borrower to enter into the Sales Agreement, and the Required Lenders have agreed to do so, on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    Amendments. In reliance upon the representations and warranties of the Loan Parties set forth in Section 3 below and subject to the conditions to effectiveness set forth in Section 2 below, the Loan Agreement is hereby amended as follows:

(a)     Section 1 of the Loan Agreement is hereby amended by deleting clause (e) of the defined term “Prepayment Event” in its entirety, and substituting therefor with following:

“(e) The receipt by the Borrower, any other Loan Party, of ATM Program Proceeds, in a cumulative amount for all such proceeds received from and after the Agreement Date in excess of $24,000,000; or”

2.    Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)     The Agent and the Required Lender shall have received this Amendment properly executed by the Loan Parties;

(b)     all representations and warranties of the Loan Parties set forth herein and in the Loan Documents shall be true and correct in all material respects, (ii) no Event of Default or any other event which, upon the lapse of time, service of notice, or both, which would constitute an Event of Default under any of the Loan Documents, shall have occurred and be continuing, and (iii) the Loan Parties shall be in compliance with the Loan Agreement and the other Loan Documents; and the Loan Parties shall have certified the foregoing matters to the Agent and the Required Lenders; and

(c)     The Agent and the Required Lenders shall have received all other documents, information and reports required or requested to be executed and/or delivered by the Loan Parties under any provision of this Amendment or any other Loan Documents.

3.    Representations and Warranties. To induce the Agent and the Required Lenders to execute and deliver this Amendment, the Loan Parties hereby represent and warrant to the Agent and the Required Lenders that, after giving effect to this Amendment:

(a)   The representations and warranties of the Loan Parties contained in the Loan Agreement or any other Loan Document are true and correct in all material respects (or in all respects for such representations and warranties that are by their terms already qualified as to materiality) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all respects (or in all material respects for such representations and warranties that are not by their terms already qualified as to materiality) as of such earlier date;

(b)   No Event of Default or any other event which, upon the lapse of time, service of notice, or both, which would constitute an Event of Default under any of the Loan Documents has occurred and is continuing;

(c)   This Amendment and the Loan Agreement constitute legal, valid and binding obligations of the Loan Parties enforceable against the Loan Parties in accordance with their terms, except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles; and

(d)   The execution and delivery by each of the Loan Parties of this Amendment does not require the consent or approval of any person, Government Authority or any other entity, whether acting in an individual, fiduciary or other capacity, except such consents and approvals as have been obtained.

4.    Costs and Expenses. The Loan Parties agree to pay or reimburse the Agent and the Required Lenders for all expenses incurred by the Agent and the Required Lender in connection with the preparation, negotiation and closing of the transactions contemplated hereby, including without limitation reasonable attorneys' fees and expenses, and all such amounts shall be part of the Obligations.

5.    Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Loan Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Loan Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect.

6.    Governing Law. This Amendment shall be construed in accordance with the substantive laws of the State of New York without regard to conflict of laws.

7.    No Waiver. This Amendment shall not constitute a waiver of any Event of Default or any other event which, upon the lapse of time, service of notice, or both, which would constitute an Event of Default, existing under the Loan Agreement, or a waiver or modification of any of the Agent’s or the Lenders’ rights and remedies or of any of the terms, conditions, warranties, representations, or covenants contained in the Loan Agreement, and the Agent and the Required Lenders hereby reserve all of their rights and remedies pursuant to the Loan Agreement and applicable law.

8.   Event of Default. The failure of the Loan Parties to satisfy any of the terms and conditions of this Amendment shall constitute an Event of Default under the Loan Agreement, and the Agent and the Lenders shall be entitled to all of their rights and remedies under the Loan Agreement and applicable law.

9.   Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall be considered one and the same document. Delivery of an executed counterpart of a signature page of this document by facsimile shall be effective as delivery of a manually executed counterpart of this document.

10.   Agent Direction. By its execution hereof, each of the undersigned Lenders hereby authorizes and directs the Agent to execute and deliver its acknowledgement to this Amendment on the date hereof.

[Signatures appear on the following page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:	GTY TECHNOLOGY HOLDINGS INC.,
a Massachusetts corporation

	By:	/s/ John Curran
	Name:	John Curran
	Title:	Chief Financial Officer

GUARANTORS:	Open Counter Enterprises Inc.,
a Delaware corporation

	By:	/s/ John Curran
	Name:	John Curran
	Title:	Chief Financial Officer

ecivis, inC.,
a Delaware corporation

	By:	/s/ John Curran
	Name:	John Curran
	Title:	Chief Financial Officer

SHERPA GOVERNMENT SOLUTIONS LLC,
a Delaware limited liability company

	By:	/s/ John Curran
	Name:	John Curran
	Title:	Chief Financial Officer

SHERPA GOVERNMENT SOLUTIONS LLC,
a Colorado limited liability company

	By:	/s/ John Curran
	Name:	John Curran
	Title:	Chief Financial Officer

cITYBASE, INC.,
a Delaware corporation

	By:	/s/ John Curran
	Name:	John Curran
	Title:	Chief Financial Officer

the department of better technology, inc.,
a Delaware corporation

By:	/s/ John Curran
Name:	John Curran
Title:	Chief Financial Officer

QUESTICA LTD.,
a Delaware corporation

By:	/s/ John Curran
Name:	John Curran
Title:	Chief Financial Officer

BONFIRE INTERACTIVE LTD.
a British Columbia company

By:	/s/ John Curran
Name:	John Curran
Title:	Chief Financial Officer

QUESTICA SOFTWARE INC.
a British Columbia company

By:	/s/ John Curran
Name:	John Curran
Title:	Chief Financial Officer

QUESTICA USCDN INVESTMENTS INC.
a British Columbia company

By:	/s/ John Curran
Name:	John Curran
Title:	Chief Financial Officer

1176370 B.C. UNLIMITED LIABILITY COMPANY
a British Columbia unlimited liability company

By:	/s/ John Curran
Name:	John Curran
Title:	Chief Financial Officer

1176363 B.C. LTD.
a British Columbia company

By:	/s/ John Curran
Name:	John Curran
Title:	Chief Financial Officer

1176368 B.C. LTD.
a British Columbia company

By:	/s/ John Curran
Name:	John Curran
Title:	Chief Financial Officer

REQUIRED LENDERS:	CLOVER PRIVATE CREDIT OPPORTUNITIES
ORIGINATION II LP,
a Delaware limited partnership

By: UBS O’Connor LLC, its investment manager

	By:	/s/ Rodrigo Trelles
Name: Rodrigo Trelles
Title: Managing Director

	By:	/s/ Baxter Watson
Name: Baxter Wasson
Title: Managing Director

ACKNOWLEDGED BY:

AGENT:	ACQUIOM AGENCY SERVICES LLC,
a Colorado limited liability company

	By:	/s/ Veronica Colón
	Name:	Veronica Colón
	Title:	Senior Director – Relationship Manager